FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (the “Amendment”) is made and effective as of March 20, 2009, by and among TORTOISE CAPITAL RESOURCES CORPORATION, a Maryland corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, and FIRST NATIONAL BANK OF KANSAS, a Kansas bank (each a “Bank” and, collectively, the “Banks”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the lender for Swingline Loans (in such capacity, the “Swingline Lender”), as agent for the Banks hereunder (in such capacity, the “Agent”), and as lead arranger hereunder (in such capacity, the “Lead Arranger”).  Capitalized terms used and not defined in this Amendment have the meanings given to them in the Credit Agreement referred to below.

Preliminary Statements

(a)           The Banks and the Borrower are parties to a Credit Agreement dated as of April 25, 2007, as amended by the First Amendment to Credit Agreement dated as of July 18, 2007, as further amended by the Second Amendment to Credit Agreement dated as of September 28, 2007, as further amended by the Third Amendment to Credit Agreement dated as of March 21, 2008, and as further amended by the Fourth Amendment to Credit Agreement dated as of March 28, 2008 (as so amended, and as the same may be further amended, renewed, restated, replaced, consolidated or otherwise modified from time to time, the “Credit Agreement”).

(b)           The Borrower has requested to renew and extend the term of the Credit Agreement for 90 days.

(c)           The Banks are willing to agree to the foregoing request, subject, however, to the terms, conditions, and agreements set for the below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks and the Borrower agree as follows:

1.  Modification to Section 1.1 Definitions.  The following definitions set forth in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and are hereby replaced with the following:

    “Daily Reset Libor Rate” means an annual rate of interest equal to the one-month LIBOR rate for Dollars quoted by the Agent from Reuters Screen LIBOR01 Page (or, any successor or substitute thereto selected by the Agent in its sole discretion), which shall be that one-month LIBOR rate in effect and reset each Business Day, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation; provided, however, in no event and at no time shall the Daily Resent Libor Rate be less than two and one-half percent (2.50%) per annum.

    “Libor Rate” means, for any Interest Period, the rate per annum determined by the Agent to equal the quotient of (1) the London interbank offered rate for Dollars for such Interest Period, as quoted two Business Days immediately preceding the date of the proposed Libor Loan from Reuters Screen LIBOR01 Page (or, any successor or substitute thereto selected by the Agent in its sole discretion), divided by (2) one minus the Eurocurrency Reserve Requirement for such Interest Period; provided, however, in no event and at no time shall the Libor Rate be less than two and one-half percent (2.50%) per annum.

    “Termination Date” means June 20, 2009; provided, however, if such day is not a Business Day, the Termination Date shall be the immediately preceding Business Day.

      2.  Decrease in Revolving Credit Facility.  The reference to “$40,000,000” in Section 2.1 of the Credit Agreement is hereby deleted and is hereby replaced with “$25,000,000”.

      3.  Modification to Section 2.2(a).  The last two paragraphs of Section 2.2(a) of the Credit Agreement are hereby deleted in their entirety and are hereby replaced with the following:

In no event shall any Bank be obligated to make a Revolving Credit Loan if any Default or Event of Default exists or would result from the making of such Revolving Credit Loan.  Notwithstanding anything in this Agreement to the contrary, on and after March 20, 2009, the Borrower shall not have the right to re-borrow any principal that has been previously borrowed and repaid.

      4.  Modification to Section 2.4(a).  Section 2.4(a) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

(a)           The Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Commitments, upon notice as provided herein; provided, however, that each reduction in the Revolving Credit Loan Commitments is an amount of not less than $1,000,000 and whole multiples of $1,000,000; provided, further, that no reduction shall be permitted if, after giving effect thereto, and to any prepayment made therewith, the outstanding and unpaid principal amount of the Loans shall exceed the Commitments.  Any reduction in part of the unused portion of a Bank’s Revolving Credit Loan Commitment shall be made in the proportion that such Bank’s Revolving Credit Loan Commitment bears to the total amount of the Revolving Credit Loan Commitments.  Notwithstanding anything in this Agreement to the contrary, in the event that the Borrower shall prepay any Revolving Credit Loan, and thereby reduce the outstanding principal amount of any such Revolving Credit Loan, the Revolving Credit Loan Commitments, in each instance and without any further action on the part of any party hereto, shall thereby be permanently reduced to and deemed to be an amount equal to the outstanding principal balance of the Revolving Credit Loans immediately following said prepayment, and the Borrower, thereafter, shall not have the right to re-borrow any principal that has been previously borrowed and repaid.

      5.  Modification to Section 3.1(a).  All references to “1.75%” in Section 3.1(a) of the Credit Agreement are hereby deleted and are hereby replaced with “3.00%”.

      6.  Modification to Section 3.1(d).  Section 3.1(d) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

(d)           Unused Line Fee.  The Borrower shall pay to the Agent (to be allocated by the Agent to the Banks in accordance with their respective Pro-Rata Shares), on the first day of each fiscal quarter, for the immediately preceding fiscal quarter, an unused line fee (the “Unused Line Fee”) at a rate per annum equal to 0.500% (calculated on a daily basis, computed on the basis of a 360-day year for the actual number of days elapsed (or if the Agent so elects, on the basis of twelve 30-day months for the actual number of days elapsed)) for such preceding fiscal quarter of the difference between (a) the Banks’ total credit facility commitments under this Agreement, and (b) the average outstanding principal balance at the end of each day for such preceding fiscal quarter.

      7.  Modification to Section 3.3.  The following is added as the last sentence to Section 3.3 of the Credit Agreement:

 Any voluntary prepayments shall reduce the Revolving Credit Loan Commitments in accordance with Section 2.4(a) of this Agreement.

      8.  Modification to Section 3.4.  The following is hereby added to Section 3.4 of the Credit Agreement:

(c)           Sale of Collateral.  In the event that the Borrower shall sell or liquidate, or cause to be sold or liquidated, any Collateral, the Borrower shall pay the proceeds from any such sale or liquidation as a mandatory prepayment of the Loans as follows: (1) the Borrower shall pay 100% of the proceeds from the sale and/or liquidation of any Collateral that consists of private investments as a mandatory prepayment of the Loans, and (2) the Borrower shall pay 50% of the proceeds from the sale and/or liquidation of any Collateral that consists of publicly traded investments as a mandatory prepayment of the Loans.

(d)           Reductions of Commitments.  Any mandatory prepayments made pursuant to this Section 3.4 shall reduce the Revolving Credit Loan Commitments in accordance with Section 2.4(a) of this Agreement.

      9.  Modification to Exhibit A.  Exhibit A as attached to the Credit Agreement is deleted and is hereby replaced with Exhibit A, attached to this Amendment.

      10.  New Notes.  Contemporaneously with the execution and delivery of this Amendment, the Borrower, as maker, shall execute and deliver (a) a new revolving credit note, in the stated principal amount of $18,000,000, in favor of U.S. Bank National Association, as payee (the “New U.S. Bank Note”), which New U.S. Bank Note shall amend, restate and replace the Note dated as of September 28, 2007, from the Borrower, as maker, to U.S. Bank National Association, as payee, in the stated principal amount of $25,000,000 (the “Old U.S. Bank Note”), and which New U.S. Bank Note, as the same may be amended, renewed, restated, replaced or consolidated from time to time, shall be a “Revolving Credit Note” referred to in the Credit Agreement, and (b) a new revolving credit note, in the stated principal amount of $7,000,000, in favor of First National Bank of Kansas, as payee (the “New First National Bank Note”), which New First National Bank Note shall amend, restate and replace the Note dated as of September 28, 2007, from the Borrower, as maker, to First National Bank of Kansas, as payee, in the stated principal amount of $10,000,000 (the “Old First National Bank Note”), and which New First National Bank Note, as the same may be amended, renewed, restated, replaced or consolidated from time to time, shall be a “Revolving Credit Note” referred to in the Credit Agreement.

      11.  Reaffirmation of Credit Documents.  The Borrower reaffirms its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Agent and the Banks, as a material inducement to the Agent and the Banks to enter into this Amendment, that (a) the Borrower has no and in any event waives any, defense, claim or right of setoff with respect to its obligations under, or in any other way relating to, the Credit Agreement, as amended hereby, or any of the other Credit Documents to which it is a party, or the Agent’s or any Bank’s actions or inactions in respect of any of the foregoing, and (b) all representations and warranties made by or on behalf of the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof.

      12.  Conditions Precedent to Amendment.  Except to the extent waived in a writing signed by the Agent and delivered to the Borrower, the Agent and the Banks shall have no duties under this Amendment until the Agent shall have received fully executed originals of each of the following, each in form and substance satisfactory to the Agent:

          (a)  Amendment.  This Amendment;

          (b)  New U.S. Bank Note.  The New U.S. Bank Note;

          (c)  New First National Bank Note.  The New First National Bank Note;

   (d)  Form U-1.  A Form U-1 for the Borrower whereby, among other things, (i) the maximum principal amount of Revolving Credit Loans that may be outstanding from time to time under the Credit Agreement is noted as being $25,000,000, and (ii) the Borrower concurs (and the Borrower does hereby concur) with the assessment of the market value of the margin stock or other investment property described in the attachment to such Form U-1 as of the date provided in such attachment;

    (e)  Secretary’s Certificate.  A certificate from the Secretary or Assistant Secretary of the Borrower certifying to the Agent that, among other things, (i) attached thereto as an exhibit is a true and correct copy of the resolutions of the board of directors of the Borrower authorizing the Borrower to enter into the transactions described in this Amendment and the execution, delivery and performance by the Borrower of such Credit Documents, (ii) the articles of incorporation and by-laws of the Borrower as delivered to the Agent pursuant to the Secretary’s Certificate dated April 25, 2007 from the Borrower’s secretary remain in full force and effect and have not been amended or otherwise modified or revoked, and (iii) attached thereto as exhibits are certificates of good standing, each of recent date, from the Secretary of State of Maryland and the Secretary of State of Kansas, certifying the good standing and authority of the Borrower in such states as of such dates; and

    (f)  Other Documents.  Such other documents as the Agent may reasonably request to further implement the provisions of this Amendment or the transactions contemplated hereby.

      13.  No Other Amendments; No Waiver of Default.  Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the parties in accordance with their respective terms.  By entering into this Amendment, neither the Agent nor any Bank is waiving any Default or Event of Default which may exist on the date hereof.

      14.  Expenses.  The Borrower agrees to pay and reimburse the Agent and/or the Banks for all out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, delivery, operation, enforcement and administration of this Amendment, including the reasonable fees and expenses of counsel to the Agent and/or the Banks.

      15.  Affirmation of Security Interest.  The Borrower hereby confirms and agrees that any and all liens, security interests and other security or Collateral now or hereafter held by the Agent and/or the Banks as security for payment and performance of the Notes and the Obligations are renewed hereby and carried forth to secure payment and performance of the Notes and the Obligations.  The Credit Documents are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

      16.  Counterparts; Fax Signatures.  This Amendment and any documents contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement.  This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.

      17.  Governing Law.  This Amendment shall be governed by the same law that governs the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

K.S.A. §16-118 Required Notice.  This statement is provided pursuant to K.S.A. §16-118:  “THIS AMENDMENT TO CREDIT AGREEMENT IS A FINAL EXPRESSION OF THE AMENDMENT TO CREDIT AGREEMENT BETWEEN THE BANKS (AS CREDITORS) AND THE BORROWER (AS DEBTOR) AND SUCH WRITTEN AMENDMENT TO CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AMENDMENT TO CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL AMENDMENT TO CREDIT AGREEMENT BETWEEN THE BANKS AND THE BORROWER.”  THE FOLLOWING SPACE CONTAINS ANY NON-STANDARD TERMS, INCLUDING THE REDUCTION TO WRITING OF ANY PREVIOUS ORAL AMENDMENT TO CREDIT AGREEMENT:

NONE.

The creditors and debtor, by their respective initials or signatures below, confirm that no unwritten amendment to credit agreement exists between the parties:

Creditor: __________

Creditor: __________

Debtor: ___________

[signature page to follow]

Fifth Amendment to Credit Agreement – Initial Page

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TORTOISE CAPITAL RESOURCES CORPORATION,
the Borrower

By:____________________________________
       Name:
       Title:

U.S. BANK NATIONAL ASSOCIATION,
as Agent and as a Bank

By:____________________________________
      Name: Colleen S. Hayes
      Title: Vice President

FIRST NATIONAL BANK OF KANSAS,
as a Bank

By: ___________________________________
       Name:
       Title:

        Fifth Amendment to Credit Agreement – Signature Page

EXHIBIT A

(Banks and Commitments)

Bank	Revolving Credit Loan Commitment Amount	Swingline Loan Commitment Amount*	Bank’s Total Commitment Amount	Bank’s Pro-Rata Percentage**
U.S. Bank National Association	$18,000,000	$3,000,000	$18,000,000	0.720000000000
First National Bank of Kansas	$7,000,000	0	$7,000,000	0.280000000000
TOTALS:	$25,000,000	$3,000,000	$25,000,000	1.000000000000

*
As more particularly described in the Agreement, the Swingline Loan Commitment is a subcommitment under the Revolving Credit Loan Commitments.  Accordingly, extensions of credit under the Swingline Loan Commitment act to reduce, on a dollar-for-dollar basis, the amount of credit otherwise available under the Revolving Credit Loan Commitments.

Fifth Amendment to Credit Agreement – Exhibit A